MFS[RegTM] VARIABLE INSURANCE TRUST(SM)


          MFS Emerging Growth Series             MFS Mid Cap Growth Series
          MFS Capital Opportunities Series       MFS New Discovery Series


            Supplement dated May 1, 2000 to the Current Prospectus

   This Supplement describes the series' service class shares, and it supplements certain information in the series' Prospectus dated May 1, 2000. The caption headings used in this Supplement correspond with the caption headings used in the Prospectus. All series described here may not be available for purchase through your insurance contract. See your insurance contract prospectus for a list of available investment products.

     Service class shares were first offered for sale on May 1, 2000.

I EXPENSE SUMMARY


>    Expense Table

     The "Expense Table" describes the fees and expenses that you may pay when you buy, redeem and hold service shares of each series.
     The table is supplemented as follows:


     Annual Series Operating Expenses (expenses that are deducted from series' assets):


                                                        Emerging        Capital          Mid Cap          New
                                                         Growth      Opportunities       Growth        Discovery
                                                         Series          Series          Series         Series
                                                       ----------   ---------------   ------------   ------------
   Management Fees .................................       0.75%          0.75%            0.75%          0.90%
   Distribution (12b-1) Fees(1) ....................       0.20%          0.20%            0.20%          0.20%
   Other Expenses(2) ...............................       0.09%          0.27%            0.46%          1.58%
                                                          -----          -----            -----          -----
   Total Annual Fund Operating Expenses(2) .........       1.04%          1.22%            1.41%          2.69%
    Fee Waiver/Expense Reimbursement(3) ............        N/A          (0.11)%          (0.31)%        (1.42)%
                                                          ------         ------           ------         ------
    Net Expenses(2) ................................       1.04%          1.11%            1.10%          1.27%
                                                          ------         ------           ------         ------

   ---------
   (1) Each series has adopted a distribution plan under Rule 12b-1 that permits it to pay marketing and other fees to support the sale and distribution of service class shares (these fees are referred to as distribution fees).
   (2) Each series has an expense offset arrangement that reduces the series' custodian fee based upon the amount of cash maintained by the series with its custodian and dividend disbursing agent. The series may enter into other similar arrangements and directed brokerage arrangements, which would also have the effect of reducing the series' expenses. "Other Expenses" do not take into account these expense reductions, and are therefore higher than the actual expenses of the series. Had these fee reductions been taken into account, "Net Expenses" would be lower, and for service class shares would be estimated to be:

          1.03% for Emerging Growth Series       1.25% for New Discovery Series
          1.10% for Capital Opportunities Series

   (3) MFS has contractually agreed, subject to reimbursement, to bear the series' expenses such that "Other Expenses" (after taking into account the expense offset arrangement described above) do not exceed 0.15% annually. These contractual fee arrangements will continue until at least May 1, 2001, unless changed with the consent of the board of trustees which oversees the series.



>    Example of Expenses

     The "Example of Expenses" table is intended to help you compare the cost of investing in each series with the cost of investing in other mutual funds.

       The examples assume that:

       o You invest $10,000 in the series for the time periods indicated and you redeem your shares at the end of the time periods;

       o Your investment has a 5% return each year and dividends and other distributions are reinvested; and

       o The series' operating expenses remain the same, except that the series' total operating expenses are assumed to be the series' "Net Expenses" for the first year, and the series' "Total Annual Fund Operating Expenses" for subsequent years (see Expense Table).

     The table is supplemented as follows:


Service Class Shares                 Year 1       Year 3
--------------------------------- ------------ -----------
   Emerging Growth Series             $106         $331
   Capital Opportunities Series        113          378
   Mid Cap Growth Series               112          416
   New Discovery Series                129          700

II DISTRIBUTION FEES


   Each series has adopted a plan under Rule 12b-1 that permits it to pay marketing and other fees to support the sale and distribution of service class shares. These annual distribution fees may equal up to 0.25%, and are paid out of the assets of each series' service class shares. Over time, these fees will increase the cost of your shares and may cost you more than paying other types of sales charges. Currently, the distribution fee is 0.20% of each series' service class shares. The remaining 0.05% service class distribution fee is not being imposed and will be imposed only with the approval of the Trustees of the Trust.


                   The date of this Supplement is May 1, 2000